UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2011

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James A. Thomas retired from the Board of Directors of UIL Holdings Corporation (UIL Holdings or the Registrant) effective May 10, 2011.  UIL Holdings’ Corporate Governance Guidelines do not allow directors to be renominated and stand for re-election if they have reached the age of 72 prior to the Annual Meeting of the Shareowners.  Mr. Thomas, having reached the age of 72, was not eligible to stand for re-election.

Item 5.07 Results of Shareowner Voting

The Annual Meeting of the Shareowners of UIL Holdings was held on May 10, 2011.  The following matters were submitted to vote:  (1) election of the Board of Directors for the year, until the 2012 Annual Meeting,  (2) ratification of the selection of PricewaterhouseCoopers LLP as UIL Holdings’ independent registered public accountants for 2011, (3) non-binding advisory vote to approve the compensation of the named executive officers, (4) non-binding advisory vote on the frequency of the non-binding advisory shareowner vote on the compensation of the named executive officers and (5) approval of an amendment of the Certificate of Incorporation to increase the authorized number of shares of common stock of the Registrant.

All of the nominees for election as Directors listed in UIL Holdings’ proxy statement for the meeting were elected, by the following votes:

	Number of Shares
			Broker
Nominee	For	Withheld	Non-Votes
Thelma R. Albright	30,847,653	510,838	9,521,987
Arnold L. Chase	28,962,514	2,395,977	9,521,987
Betsy Henley-Cohn	30,394,025	964,466	9,521,987
Suedeen Kelly	31,047,555	310,936	9,521,987
John L. Lahey	30,843,892	514,599	9,521,987
Daniel J. Miglio	30,381,731	976,760	9,521,987
William F. Murdy	30,518,371	840,120	9,521,987
Donald R. Shassian	31,021,525	336,966	9,521,987
James P. Torgerson	30,853,503	504,988	9,521,987

The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books and affairs of UIL Holdings for the fiscal year 2011 was ratified by the following vote:

Number of Shares
For	Against	Abstained
40,395,460	276,378	208,640

The compensation of the named executive officers was approved by the following non-binding advisory vote:

Number of Shares
			Broker
For	Against	Abstained	Non-Votes
29,383,241	1,553,476	421,774	9,521,987

A one-year frequency for holding the non-binding advisory vote on the compensation of named executive officers was the preferred frequency, by the following non-binding advisory vote:

Number of Shares
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
23,443,333	1,616,932	5,911,723	386,503	9,521,987

An amendment of the certificate of incorporation of UIL Holdings to increase the number of shares of common stock authorized was approved by the following vote:

Number of Shares
For	Against	Abstained
30,891,317	9,619,936	369,225

Item 8.01 Other Events.

The UIL Board of Directors re-elected John L. Lahey as the Non-Executive Chair of the Board of Directors, effective May 10, 2011 for a one-year term, until the 2012 Annual Meeting.

On May 10, 2011, UIL Holdings issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.432 per share on its common stock.  This dividend is payable July 1, 2011 to shareowners of record at the close of business on June 17, 2011.

A copy of the Registrant's press release discussing the dividend, among other items, is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits – The following exhibit is filed as part of this report:

99	Press release, dated May 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 5/11/11	By /s/ Steven P. Favuzza
Steven P. Favuzza
Vice President and Controller

Exhibit Index

Exhibit	Description

99	Press Release dated May 10, 2011